EXHIBIT 99.2

WT Earning 2023 Thir October 26, 2 W s Release Supplemental Materials d Quarter Financial Results 023 wtwco.com © 2023 WTW. All rights reserved.

wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. WTW Non - GAAP Measures In order to assist readers of our consolidated financial statements in understanding the core operating results that WTW’s management uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate and (9) Free Cash Flow. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and other interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as foreign currency impacts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be materially different than the non - GAAP measures. 2

WTW Forward - Looking Statements This document contains ‘forward - looking statements’ within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward - looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events, or developments that we expect or anticipate may occur in the future, including such things as our outlook, the potential impact of natural or man - made disasters like health pandemics and other world health crises on; future capital expenditures; ongoing working capital efforts; future share repurchas es; financial results (including our revenue, costs, or margins) and the impact of changes to tax laws on our financial results; existing and evolving business strategies and acquisitions and dispositions, including our completed sale of Willis Re to Arthur J. Gallagher & Co. (‘Gallagher’) and transitional arrangements related thereto; demand for our services and competitive strengths; strategic goals; the benefits of new initiatives; growth of our business and operations; our ability to successfully manage ongoing leadership, organizational and technology changes, including investments in improving systems and processes; our ability to implement and realize anticipated benefits of any cost - savings initiatives including the multi - year operational Transformation program; and plans and references to future successes, including our future financial and operating results, short - term and long - term financial goals, plans, objectives, expectations and intentions are forward - looking statements including with respect to free cash flow generation, adjusted net revenue, adjusted operating margin, and adjusted earnings per share. Also, when we use words such as ‘may’, ‘will’, ‘would’, ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘continues’, ‘seek’, ‘target’, ‘goal’, ‘focus’, ‘probably’, or similar expressions, we are making forward - looking statements. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward - looking statements. All forward - looking disclosure is speculative by its nature. There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward - looking statements contained in this document, including the following: our ability to successfully establish, execute and achieve our global business strategy as it evolves; our ability to fully realize anticipated benefits of our growth strategy; our ability to achieve our short - term and long - term financial goals, such as with respect to our cash flow generation, and the timing with respect to such achievement; the risks related to changes in general economic (including a possible recession), business and political conditions, including changes in the financial markets, inflation, credit availability, increased interest rates and trade policies; the risks to our short - term and long - term financial goals from any of the risks or uncertainties set forth herein; the risks to our business, financial condition, results of operations, and long - term goals that may be materially adversely affected by any negative impact on the global economy and capital markets resulting from or relating to inflation, the military conflict between Russia and Ukraine, evolving events in Israel and Gaza or any other geopolitical tensions and the withdrawal from our high margin businesses in Russia and our ability to achieve cost - mitigation measures; our ability to successfully hedge against fluctuations in foreign currency rates; the risks relating to the adverse impacts of natural or man - made disasters like health pandemics and other world health crises, such as the COVID - 19 pandemic, including supply chain, workforce availability, vaccination rates, and other impacts on the people and businesses in jurisdictions where we do business, on the demand for our products and services, our cash flows and our business operations; material interruptions to or loss of our information processing capabilities, or failure to effectively maintain and upgrade our information technology resources and systems and related risks of cybersecurity breaches or incidents; our ability to comply with complex and evolving regulations related to data privacy, cybersecurity and artificial intelligence; the risks relating to the transitional arrangements in effect subsequent to our now - completed sale of Willis Re to Gallagher; significant competition that we face and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals and non - recurring revenue increases from disposals and book - of - business sales; the failure to protect client data or breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk of substantial negative outcomes on existing litigation or investigation matters; changes in the regulatory environment in which we operate, including, among other risks, the impacts of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; our ability to make divestitures or acquisitions, including our ability to integrate or manage such acquired businesses, as well as identify and successfully execute on opportunities for strategic collaboration; our ability to integrate direct - to - consumer sales and marketing solutions with our existing offerings and solutions; our ability to successfully manage ongoing organizational changes, including investments in improving systems and processes; disasters or business continuity problems; the ongoing impact of Brexit on our business and operations, including as a result of updated regulatory guidance, such as that issued by the European Insurance and Occupational Pensions Authority on February 3, 2023, ongoing efforts and resources allocated to the post - Brexit evolution of regulations and laws and the need to relocate talent or roles or both between or within the E.U. and the U.K., or otherwise; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; our ability to properly identify and m anage conflicts of interest; reputational damage, including from association with third parties; reliance on third - party service providers and suppliers; risks relating to changes in our management structures and in senior leadership; the loss of key employees or a large number of employees and rehiring rates; our ability to maintain our corporate culture; doing business internationally, including the impact of foreign currency exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations (such as sanctions imposed on Russia) and related counter - sanctions; our ability to effectively apply technology, data and analytics changes for internal operations, maintaining industry standards and meeting client preferences; changes and developments in the insurance industry or the U.S. healthcare system, including those related to Medicare and any legislative actions from the current U.S. Congress, and any other changes and developments in legal, economic, business or operational conditions impacting our Medicare benefits businesses such as TRANZACT; the inability to protect our intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in our pension assets and liabilities and related changes in pension income, including as a result of, related to, or derived from movements in the interest rate environment, investment returns, inflation, or changes in other assumptions that are used to estimate our benefit obligations and its effect on adjusted earnings per share; our capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the impact of recent or potential changes to U.S. or foreign laws, and the enactment of additional, or the revision of existing, state, federal, and/or foreign laws and regulations, recent judicial decisions and development of case law, other regulations and any policy changes and legislative actions, including those that impact our effective tax rate; U.S. federal income tax consequences to U.S. persons owning at least 10% of our shares; changes in accounting principles, estimates or assumptions; risks relating to or arising from environmental, social and governance (‘ESG’) practices; fluctuation in revenue against our relatively fixed or higher than expected expenses; the laws of Ireland being different from the laws of the U.S. and potentially affording less protections to the holders of our securities; and our holding company structure potentially preventing us from being able to receive dividends or other distributions in needed amounts from our subsidiaries. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see Part I, Item 1A in our Annual Report on Form 10 - K, and our subsequent filings with the SEC. Copies are available online at www.sec.gov or www.wtwco.com. Although we believe that the assumptions underlying our forward - looking statements are reasonable, any of these assumptions, and therefore also the forward - looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward - looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward - looking statements speak only as of the date made, and we will not update these forward - looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward - looking events discussed in this document may not occur, and we caution you against unduly relying on these forward - looking statements. wtwco.com © 2023 WTW. All rights reserved. 3

On - track to deliver our 2023 financial targets Continued to return value to shareholders, repurchasing $350M of shares in Q3 - 23 Delivered strong organic growth 1 of 9% in Q3 - 23 and +170 bps of adjusted operating margin 1 expansion Continued to make significant progress on strategic priorities Realized $23M of incremental annualized savings in Q3 - 23, bringing the total to $300M since the Transformation Program inception Key Takeaways 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations. wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 4

Q3 2023 GAAP Financial Results Key figures wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 5 Nine months ended September 30, Three months ended September 30, $USD million, except EPS and % 2022 2023 2022 2023 $6,144 $6,569 7% $1,953 $2,166 11% Revenue % change $470 $586 25% $154 $159 3% Income from Operations % change 7.6% 8.9% 130 bps 7.9% 7.3% (60) bps Operating Margin % change, basis points $431 $441 2% $192 $139 (28)% Net Income % change $3.71 $4.06 9% $1.72 $1.29 (25)% Diluted EPS % change $437 $823 88% Net Cash From Operating Activities % change

Q3 2023 Key Figures, Including Non - GAAP Financial Results Total Revenue Organic 1 Organic 1 Adjusted Diluted EPS 1 Q3 2023 Results Adjusted Operating Margin 1 Transformation Program $300M of run rate savings since inception Free Cash Flow 1 $2.2B +9% +6% Q3 2023 Q3 2023 Q3 2022 $2.24 Q3 2023 $2.20 Q3 2022 $707M Q3 2023 +2% Q3 2023 16.2% +170 bps Q3 2023 Q3 2023 wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 6 14.5% Q3 2022 +$370M Q3 - 23 v. Q3 - 22 $337M Q3 2022 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations.

Financial Review wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 7

Quarterly Segment Performance: Health, Wealth & Career

Segment Highlights

- For the quarter, HWC had organic revenue growth[1] of 9%, with BD&O leading the segment.
  - BD&O generated organic revenue growth driven by new clients and increased compliance and other project activity in Outsourcing, and growth from higher volumes and placements of Life and Medicare Advantage in Individual Marketplace.
  - Wealth generated organic revenue growth from higher levels of Retirement work in North America and Europe, along with new client acquisitions and higher fees in Investments.
  - Health had organic revenue growth driven by the continued expansion of our Global Benefits Management client portfolio, new local clients, expanding consulting work for existing clients and increased brokerage income.
  - Career had organic revenue growth from increased compensation survey sales, executive compensation and other reward-based advisory services, including pay transparency work and change communication services.
- Operating income was $305M in the quarter, an increase of 29% from the prior year. Operating margin increased 350 bps from the prior year primarily from Transformation savings and higher operating leverage, with revenue outpacing expense growth, and some timing between quarters.

Revenue ($M)



$1,282
$1,162
Q3-23
Q3-22

Adjusted Operating Margin



23.8%
20.3%
Q3-23
Q3-22

Organic Revenue Growth[1]	Q3-23	Q3-22
Health	7%	6%
Wealth	7%	3%
Career	8%	6%
Benefits Delivery & Outsourcing (BD&O)	14%	2%
Health, Wealth & Career	9%	4%

1 Signifies Non-GAAP financial measure. See appendix for Non-GAAP reconciliations.

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8

Quarterly Segment Performance: Risk & Broking

Segment Highlights

- For the quarter, R&B had organic revenue growth[1] of 10%. Organic revenue growth excluding the impact of book-of-business settlement revenue was 12%.
  - CRB generated solid organic revenue growth driven by strong new business, improved client retention and rate increases. Organic revenue growth excluding the impact of book-of-business settlement revenue was 12%.
  - ICT had organic revenue growth from software sales and increased project revenue.
- Operating income of $134M in the quarter increased by 28%.
- Operating margin improved by 200 bps due to Transformation savings, expense management and higher operating leverage, driven by strong organic revenue growth and investments in talent who are continuing to ramp up in revenue production.

Revenue ($M)



$855
$765
Q3-23
Q3-22

Adjusted Operating Margin



15.7%
13.7%
Q3-23
Q3-22

Organic Revenue Growth[1]	Q3-23	Q3-22
Corporate Risk & Broking (CRB)	10%	6%
Insurance Consulting & Technology (ICT)	9%	2%
Risk & Broking	**10%**	**6%**

1 Signifies Non-GAAP financial measure. See appendix for Non-GAAP reconciliations.

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wtw 9

Continued Progress on Transformation Program

On track to generate $380M of annualized savings through 2024

Costs to Achieve ($ millions)	Q3-23 YTD	Cumulative From Inception	Total Transformation
Real Estate Rationalization	$32	$130	
Technology Modernization	$77	$132	
Process Optimization	$130	$222	
Other	$21	$37	
Total Restructuring / Transformation Costs	**$260**	**$521**	**~$630**
Total Capital Expenditures	**$48**	**$84**	**~$270**
Total Costs to Achieve	**$308**	**$605**	**~$900**
Annualized Run-Rate Savings	**$151**	**$300**	**$380**

Delivering on our financial commitments

- Delivering **$380M run-rate savings to contribute 380 bps of margin improvement**, while investing for growth
- Realized **$23M of incremental annualized savings** during the quarter and **$300M of annualized savings** since program inception
- Incurred **$120M of restructuring / transformation related charges** during the quarter
- **$16M of capital expenditures** for the quarter
- Cumulative total investment (OpEx + CapEx) to date is **$605M representing ~67%** of expected total one-time program costs

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wtw 10

Maintaining a Flexible Balance Sheet wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 11 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. Sept 30, 2023 Dec 31, 2022 ($ millions) 1,247 1,262 Cash and Cash Equivalents 5,214 4,721 Total Debt 1 9,485 10,093 Total Equity 2.2x 2.0x Debt to Adj. EBITDA 2 Trailing 12 - month Reinforcing our business fundamentals; safeguarding WTW’s financial strengths Disciplined capital management strategy Provides WTW with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities and support significant value creation for shareholders • Our capital structure provides a solid foundation of business strength and reinforces our ability to capture long - term growth • History of effectively managing our leverage with a commitment to maintaining our investment grade credit rating • Committed to a disciplined approach to managing outstanding debt and our leverage profile

Executing Against a Balanced Capital Allocation Strategy

Capital Allocation Priorities

- Reinvest in capabilities, businesses, and processes
- Invest in innovation, technology, and new business
- Return excess cash to shareholders through share repurchases and dividends to create long-term shareholder value
- Strengthen balance sheet and liquidity
- Sustain dividends and payout ratio
- Business portfolio management
- Pursue opportunistic tuck-in and bolt-on M&A to strengthen capabilities

Q3-23 Highlights

- Repurchased $350 million of shares during the quarter
- Paid quarterly cash dividend of $0.84 per common share


CASH RETURNED TO SHAREHOLDERS
$10.3B
FY2016 to Q3 2023
Share repurchases
Dividends
$595
$396
$199
2016
$986
$709
$277
2017
$908
$602
$306
2018
$479
$150
$329
2019
$346
$346
2020
$2,001
$1,627
$374
2021
$3,899
$3,530
$369
2022
$1,069
$804
$265
YTD 2023


MEANINGFUL DIVIDEND GROWTH
+8%
Cash dividend growth 7 years CAGR
Quarterly cash dividend per share
+8%
$0.48
$0.53
$0.60
$0.65
$0.71
$0.80
0.82
0.84
2016
2017
2018
2019
2020
2021
2022
2023

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wtw 12

2023 Financial Targets[1]

FY2023 Revenue Growth	Expect to deliver mid-single digit organic revenue growth
FY2023 Adjusted Margin Improvement	Expect to deliver adjusted operating margin expansion for full year 2023
FY2023 Foreign Currency Impact on Adjusted EPS	Expect approximately $0.07 headwind on Adj. EPS at today's rates *Up from $0.05 previously*
FY2023 Other Income	Expect approximately $112 million in non-cash pension income
FY2023 Transformation Program	Expect to deliver approximately $160M of incremental run-rate savings
FY2023 Free Cash Flow Margin Improvement	Expect approximately 12% free cash flow margin for full year 2023 *Refer to the following slides for more information on long-term FCF improvement*

1 Reflects the Company's current beliefs and expectations as of October 26, 2023 and are subject to significant risks and uncertainties. Also includes Non-GAAP financial measures. We do not reconcile forward-looking Non-GAAP measures for reasons explained in the appendix.

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wtw 13

Near - term FCF Margin Expectations 2022 Non - Recurring FCF Headwinds • ~ $ 300 M tax payments made on gains recorded in 2021 in connection with receipt of termination fee and divested treaty reinsurance business • ~$150M realized losses on foreign currency hedges • ~$150M for retention awards and other executive compensation payments 2023 Non - Recurring FCF Headwinds • ~$150M incremental acceleration and expansion of cash investment in Transformation Program 8% 3% 0% 5% 10% 15% 20% 2022 FCF Tax Payments F/X Hedges Compensation 2022 Normalized 2% 14% - 2% 2% 12% Transformation 2023 FCF 1 Components of Free Cash Flow margin may not add due to rounding 2023 Free Cash Flow Margin 1 2023 Free Cash Flow Margin of ~12% wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 14

Long-Term FCF Margin Improvement Opportunities and Range

Long-Term Free Cash Flow Margin



12%
16%+
400+ basis points improvement

2023 FCF Margin	Tranzact Cash Conversion [1]	Transformation Program Spend [2]	Improved Profitability	Long-Term FCF Margin
	Improvement in TRANZACT cash conversion driven by maturation of the business	Abatement of cash investments in Transformation program	Expansion of adjusted operating margin to 2024 target, and beyond	

1 TRANZACT cash conversion dynamics created a ~200 bps headwind to 2022 free cash flow margin
2 Transformation program spend created a ~230 bps headwind to 2022 free cash flow margin

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15

Strategy and Operating Performance wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 16

Our Strategic Priorities: Grow, Simplify, Transform

Focus on the execution on our strategy and the generation of outstanding value creation for all shareholders

- **Grow:** Invest to grow at or above market in chosen areas
- **Simplify:** Increase agility; do the basics well
- **Transform:** Enhance client and colleague experience through operational excellence

FY 2024 Financial Targets[1]

Metric	Target
Revenue	$9.9B+
Adjusted Operating Margin	22.5% – 23.5%
Adjusted EPS	$15.40 – $17.00
Cost Savings	$380M
FCF[2]	Continual improvement

1 Reflects the Company's current beliefs and expectations as of October 26, 2023 and are subject to significant risks and uncertainties. Also includes Non-GAAP financial measures. We do not reconcile forward-looking Non-GAAP measures for reasons explained in the appendix.
2 Refer to slides 14 and 15 for more information on long-term FCF improvement.

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wtw 17

Recent Progress Against Strategic Priorities

Grow

- ✓ Announced the launch of Verita, a new MGU focused on industry verticals, to further advance specialization strategy in Risk & Broking
- ✓ Increased cross-selling and bundling of products in HWC
- ✓ New talent continuing to contribute to performance
- ✓ Expect client pipeline momentum to continue

Simplify

- ✓ Re-segmentation and corporate rebrand improving sales and retention outcomes

Transform

- ✓ Realized $23M of incremental annualized savings in Q3-23 and $300M since inception
- ✓ Repurchased 1.7M shares for $350M in Q3-23

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wtw 18

Delivering superior advice, broking and solutions in the areas of people, risk and capital We Have a Portfolio of Leading Businesses in Attractive Markets We have: A distinctive mix of complementary businesses • Accomplished and aspiring talent • Collaborative client - first culture • Sophisticated data and analytics • Powerful tools A strong balance sheet and significant financial flexibility ~35 M individuals use our platforms to access benefits and insurance wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 19

Segment Overview: Health, Wealth, & Career[1]

Health, Wealth & Career: World-class portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals

Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients

Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk

Career provides compensation advisory services, employee experience software and platforms, and other career-related consulting services to our clients

Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing

2022 Revenue



Health
24%
Wealth
30%
Career
12%
BD&O
34%

Revenue ($M)



$4,586
$4,895
$5,268
$5,287
2019
2020
2021
2022

Operating Income ($M)



$1,149
$1,236
$1,346
$1,382
2019
2020
2021
2022

Operating Margin %



25.0%
25.2%
25.6%
26.1%
2019
2020
2021
2022

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.

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wtw 20

$3,282 $3,316 $3,564 $3,460 $650 $734 19.8% 21.6% 23.4% 21.2% Segment Overview: Risk & Broking 1 Risk & Broking: Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capita and improve performance Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations Operating Income ($M) $835 $714 Revenue ($M) Operating Margin % 2022 Revenue ICT 11% CRB 89% 2019 2020 2021 2022 2019 2020 2021 2022 2019 2020 2021 2022 1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022. wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 21

Value Creation Framework wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 22 1. Seek profitable growth through innovation in attractive markets 2. Target superior shareholder returns through buybacks and prudent investments 3. Defensive business model with historically lower volatility than other financial services subsectors 4. Accelerate operational transformation, resulting in meaningful margin improvements 5. Experienced, diverse management and global leadership team focused on achieving targets

Appendix: Reconciliation of Non - GAAP Measures wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 23

Constant Currency and Organic Revenue Change As reported, USD millions except % Components of Revenue Change (i) Less: Less: Organic Acquisitions/ Constant Currency Currency As Reported Three Months Ended September 30, Change Divestitures Change Impact % Change 2022 2023 9% 0% 8% 2% 10% 1,162 $ 1,282 $ Health, Wealth & Career 10% 0% 10% 2% 12% 765 855 Risk & Broking 9% 0% 9% 2% 11% 1,927 2,137 Segment Revenue 26 29 Reimbursable expenses and other 9% 0% 9% 2% 11% 1,953 $ 2,166 $ Revenue (i) Components of revenue change may not add due to rounding Components of Revenue Change (i) Less: Less: Organic Acquisitions/ Constant Currency Currency As Reported Nine Months Ended September 30, Change Divestitures Change Impact % Change 2022 2023 7% 0% 7% 0% 6% 3,565 $ 3,784 $ Health, Wealth & Career 9% (2)% 7% (1)% 6% 2,508 2,659 Risk & Broking 8% (1)% 7% (1)% 6% 6,073 6,443 Segment Revenue 71 126 Reimbursable expenses and other 8% (1)% 8% (1)% 7% 6,144 $ 6,569 $ Revenue wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 24

Adjusted Op Income and Margin, Adj. EBITDA and Margin QTD As reported, USD millions except % Three Months Ended September 30, 2022 2023 7.9 154 $ % 7.3 159 $ Income from operations and Operating margin Adjusted for certain items: 71 62 Amortization 9 17 Restructuring costs 50 113 Transaction and transformation 14.5 284 $ % 16.2 351 $ Adjusted operating income and Adjusted operating income margin Three Months Ended September 30, 2022 2023 9.8 192 $ % 6.4 139 $ Net Income (8) — Income from discontinued operations, net of tax 1 25 Provision for income taxes 54 61 Interest expense 60 60 Depreciation 71 62 Amortization 9 17 Restructuring costs 50 113 Transaction and transformation (21) (41) Gain on disposal of operations 20.9 408 $ % 20.1 436 $ Adjusted EBITDA and Adjusted EBITDA Margin wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 25

Adjusted Op Income and Margin, Adj. EBITDA and Margin YTD As reported, USD millions except % Nine Months Ended September 30, 2022 2023 7.6 470 $ % 8.9 586 $ Income from operations and Operating margin Adjusted for certain items: 81 — Impairment 239 203 Amortization 71 30 Restructuring costs 108 265 Transaction and transformation 15.8 969 $ % 16.5 1,084 $ Adjusted operating income and Adjusted operating income margin Nine Months Ended September 30, 2022 2023 7.0 431 $ % 6.7 441 $ Net Income 27 — Loss from discontinued operations, net of tax 63 99 Provision for income taxes 154 172 Interest expense 81 — Impairment 191 184 Depreciation 239 203 Amortization 71 30 Restructuring costs 108 265 Transaction and transformation 11 (44) (Gain)/loss on disposal of operations 22.4 1,376 $ % 20.6 1,350 $ Adjusted EBITDA and Adjusted EBITDA Margin wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 26

Adjusted Net Income and Adjusted Diluted EPS, QTD As reported, USD millions except % Three Months Ended September 30, 2022 2023 190 $ 136 $ Net Income attributable to WTW Adjusted for certain items: (8) — Income from discontinued operations, net of tax 62 Amortization 17 Restructuring costs 113 Transaction and transformation (21) (41) Gain on disposal of operations (24) (51) Tax effect on certain items listed above (i) (24) — Tax effect of the CARES Act 243 $ 236 $ Adjusted Net Income 111 105 Weighted - average ordinary shares, diluted 1.72 $ 1.29 $ Diluted Earnings Per Share Adjusted for certain items: (ii) (0.07) — Income from discontinued operations, net of tax 0.64 0.59 Amortization 0.08 0.16 Restructuring costs 0.45 1.07 Transaction and transformation (0.19) (0.39) Gain on disposal of operations (0.22) (0.48) Tax effect on certain items listed above (i) (0.22) — Tax effect of the CARES Act 2.20 $ 2.24 $ Adjusted Diluted Earnings Per Share (ii) (i) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 27

Adjusted Net Income and Adjusted Diluted EPS, YTD As reported, USD millions except % Nine Months Ended September 30, 2022 2023 421 $ 433 $ Net Income attributable to WTW Adjusted for certain items: — Loss from discontinued operations, net of tax — Impairment 239 203 Amortization 30 Restructuring costs 108 265 Transaction and transformation (44) (Gain)/loss on disposal of operations (116) (128) Tax effect on certain items listed above (i) (24) — Tax effect of the CARES Act 2 Tax effect of internal reorganizations 818 $ 761 $ Adjusted Net Income 114 107 Weighted - average ordinary shares, diluted 3.71 $ 4.06 $ Diluted Earnings Per Share Adjusted for certain items: (ii) 0.24 — Loss from discontinued operations, net of tax 0.71 — Impairment 2.10 1.90 Amortization 0.62 0.28 Restructuring costs 0.95 2.48 Transaction and transformation 0.10 (0.41) (Gain)/loss on disposal of operations (1.02) (1.20) Tax effect on certain items listed above (i) (0.21) — Tax effect of the CARES Act 0.02 Tax effect of internal reorganizations 7.20 $ 7.13 $ Adjusted Diluted Earnings Per Share (ii) wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 28 (i) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding.

Adjusted Income Before Taxes, Adjusted Income Tax Rate and Free Cash Flow As reported, USD millions except % Three Months Ended September 30, 2022 2023 185 $ 164 $ Income from continuing operations before income taxes Adjusted for certain items: 71 62 Amortization 9 17 Restructuring costs 50 113 Transaction and transformation (21) (41) Gain on disposal of operations 294 $ 315 $ Adjusted income before taxes 1 $ 25 $ Provision for income taxes 24 51 Tax effect on certain items listed above (i) 24 — Tax effect of the CARES Act 49 $ 76 $ Adjusted income taxes 0.7% 15.5% U.S. GAAP tax rate 16.8% 24.3% Adjusted income tax rate Nine Months Ended September 30, 2022 2023 437 $ 823 $ Cash flows from operating activities (100) (116) Less: Additions to fixed assets and software for internal use 337 $ 707 $ Free Cash Flow (i) The tax effect was calculated using an effective tax rate for each item. Nine Months Ended September 30, 2022 2023 $ 540 $ Income from continuing operations before income taxes Adjusted for certain items: — Impairment 203 Amortization 30 Restructuring costs 265 Transaction and transformation (44) (Gain)/loss on disposal of operations 1,031 $ 994 $ Adjusted income before taxes $ 99 $ Provision for income taxes 128 Tax effect on certain items listed above (i) — Tax effect of the CARES Act — (2) Tax effect of internal reorganizations $ 225 $ Adjusted income taxes 12.1% 18.3% U.S. GAAP tax rate 19.7% 22.6% Adjusted income tax rate wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 29

About WTW At WTW (NASDAQ: WTW), we provide data - driven, insight - led solutions in the areas of people, risk and capital. Leveraging the global view and local expertise of our colleagues serving 140 countries and markets, we help organizations sharpen their strategy, enhance organizational resilience, motivate their workforce and maximize performance. Working shoulder to shoulder with our clients, we uncover opportunities for sustainable success — and provide perspective that moves you. Learn more at www.wtwco.com . wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results maydiffer materially from those in the slide presentation. 30